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                         NOTICE OF GUARANTEED DELIVERY

                             REGARDING THE OFFER BY
                         THE NEW SOUTH AFRICA FUND INC.

           TO PURCHASE FOR CASH 449,652 ISSUED AND OUTSTANDING SHARES
                          AT NET ASSET VALUE PER SHARE

     This form must be used to accept the Offer (as defined below) if a stockholder's certificates for Shares are not immediately available or if time will not permit the Letter of Transmittal and other required documents to reach
PNC Bank, N.A., the Depositary, on or before the Expiration Date. Terms used in this form that are not otherwise defined herein shall have the meanings specified in the Offer to Purchase, dated July 1, 1998. This form may be delivered by hand, overnight courier or mail to PNC Bank, N.A., the Depositary, at the address set forth below AND MUST BEAR ORIGINAL SIGNATURES (NOT
PHOTOCOPIES OR FACSIMILES). Tenders using this form may be made only by or through a member firm of a registered national securities exchange, or a commercial bank or trust company having an office, branch or agency in the United States.

                           Depositary: PNC BANK, N.A.

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
          By Mail/Overnight Courier:                              By Hand:

             400 Bellevue Parkway                       The Depository Trust Company
             Wilmington, DE 19809                  Transfer Agent Drop Service Department
       Attn: Closed-End Fund Department                           ("TADS")
        The New South Africa Fund Inc.             55 Water Street; South Street Entrance
                                                                Ground Floor
                                                          New York, New York 10041
                                                            Attn: Ken Batchelor

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
CONSTITUTE VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to The New South Africa Fund Inc. (the
"Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase, dated July 1, 1998, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which are hereby acknowledged, the number of Shares specified below and all Shares that may be held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Dividend Reinvestment Plan pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Shares Tendered:

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

Certificate Nos.  (if available):                  Name(s) of Record Holder(s):

----------------------------------------           ---------------------------------------

----------------------------------------           ---------------------------------------

                                                   Address:
                                                            ------------------------------
                                                            ------------------------------
                                                            ------------------------------

If Shares will be tendered by book-entry
transfer to The Depository Trust Company,
please check box:                                  [ ]

                                                   DTC Participant Number:
                                                                           ---------------

                                                   Area Code and Telephone Number:
                                                                           ---------------

     The undersigned also tenders all uncertificated Shares that may be held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan.

     If the undersigned is the beneficial owner of the Shares being tendered, the undersigned hereby represents and warrants that such Shares represent and will represent all Shares actually owned by the undersigned as of the date of purchase of Shares pursuant to the Offer, and all Shares constructively owned by the undersigned as of such date under Section 318 of the Internal Revenue Code of 1986, as amended, have been or will be tendered pursuant to the Offer.

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
Dated:           , 1998                            --------------------------------------------
                                                                    Signature

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                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, or a commercial bank or trust company having an office, branch or agency in the United States, hereby: (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that the tender of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to PNC Bank, N.A., the Depositary, certificates representing the Shares tendered hereby, in proper form for transfer (or to tender Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company if so specified on the foregoing page), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and any other required documents, within five New York Stock Exchange trading days after the date of receipt hereof by the Depositary.

                                          Name of Firm:
                                          --------------------------------------
                                                          (Please Print)

                                          Authorized Signature:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                          Address:
                                          --------------------------------------
                                                      (Include Zip Code)

                                          --------------------------------------
                                             (Area Code and Telephone Number)

Dated:           , 1998

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